UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2016

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA		94551
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 19, 2016, FormFactor, Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to its Lease Agreement dated October 5, 2004 with MOHR PCC, LP (the “Landlord”), as the successor-in-interest to Greenville Investors, L.P., under which the Company agreed to extend the term of its lease of Pacific Corporate Center (the “Center”) Building 6, located at 7501 Lawrence Drive, Livermore, California, to December 31, 2027.

Also on December 19, 2016, the Company entered into a Third Amendment (the “Third Amendment”) to its Lease Agreement dated May 3, 2001 with the Landlord, as the successor-in-interest to Greenville Investors, L.P., under which the Company agreed to extend the term of its lease of the Center Building 1, located at 7005 South Front Road, Livermore, California; Building 2, located at 7401 Longard Road, Livermore, California; and Building 3, located at 501 Lawrence Drive, Livermore, California, to December 31, 2027, subject to the Company’s option to terminate early the leases of Building 1 and Building 2 beginning December 31, 2024 by providing twelve month notice and payment of a termination fee to the Landlord.

It is a condition precedent to the effectiveness of the Second Amendment and the Third Amendment that the Landlord purchase fee simple title to the Center on or before December 31, 2016. The monthly base rent payments set by the Second Amendment and Third Amendment will commence on January 1, 2017 and increase yearly thereafter through December 31, 2027.

The above summaries of the Second Amendment and Third Amendment are qualified in their entirety by reference to the terms and provisions of each agreement, which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following items are filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Second Amendment, dated December 19, 2016, between FormFactor, Inc. and MOHR PCC, LP, to Pacific Corporate Center Lease, dated October 5, 2004, by and between Greenville Investors, L.P. and FormFactor, Inc.
10.2	Third Amendment, dated December 19, 2016, between FormFactor, Inc. and MOHR PCC, LP, to Pacific Corporate Center Lease, dated May 3, 2001, by and between Greenville Investors, L.P. and FormFactor, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	December 23, 2016	By:	/s/ Jason Cohen
			Name:	Jason Cohen
			Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment, dated December 19, 2016, between FormFactor, Inc. and MOHR PCC, LP., to Pacific Corporate Center Lease, dated October 5, 2004, by and between Greenville Investors, L.P. and FormFactor, Inc.
10.2	Third Amendment, dated December 19, 2016, between FormFactor, Inc. and MOHR PCC, LP., to Pacific Corporate Center Lease, dated May 3, 2001, by and between Greenville Investors, L.P. and FormFactor, Inc.

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